American Century World Mutual Funds, Inc. Statement of Additional Information Supplement Emerging Markets Fund NT Emerging Markets Fund
Supplement dated February 23, 2016 ■ Statement of Additional Information dated April 1, 2015

The following is added to the Accounts Managed table on page 35 of the Statement of Additional Information:

Accounts Managed (As of November 30, 2015)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Sherwin Soo[12]	Number of Accounts	2	2	0
	Assets	$857.4 million[13]	$88.8 million	N/A

[12]	Information is provided as of February 17, 2016.

[13]	Includes $468.1 million in Emerging Markets and $389.2 million in NT Emerging Markets.

The following is added to the Emerging Markets Fund and NT Emerging Markets Fund entries in the Ownership of Securities table on page 38 of the Statement of Additional Information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Emerging Markets Fund
Sherwin Soo	B5
NT Emerging Markets Fund
Sherwin Soo[4]	A5
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.

[4]	The portfolio manager cannot invest directly in this fund, which is available for purchase only by funds advised by American Century Investments.

[5]	Information is provided as of February 17, 2016.

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